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                                                                    EXHIBIT (p)
                           AMERICAN EAGLE FUNDS, INC.

                                POWER OF ATTORNEY
                         TO SIGN REGISTRATION STATEMENT
                             AND AMENDMENTS THERETO

         The undersigned, duly elected directors of American Eagle Funds, Inc. (the "Company"), hereby appoint James R. Jundt, Marcus E. Jundt, and Jon C. Essen, and each of them individually, as attorney-in-fact and agent to do any and all acts and things, and execute in their names any and all instruments, which said attorneys and agents my deem necessary or advisable to enable the Company to comply with the Investment Company Act of 1940, the Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof and any state securities laws, in connection with the registration under said Acts of the Company and the shares of the Company and the offerings of shares of the Company including specifically power and authority to sign their names to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to the Company and such shares of the Company, and any amendments (including pre-effective and post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers conferred hereby.

         IN WITNESS WHEREOF, the undersigned have signed their names hereto as of the ___ day of ___________, ______.


/s/ James R. Jundt                         /s/ Demetre M. Nicoloff
--------------------------------           ----------------------------------
James R. Jundt                             Demetre M. Nicoloff
Director and Chairman of the Board         Director


/s/ John E. Clute                          /s/ Darrell R. Wells
--------------------------------           ----------------------------------
John E. Clute                              Darrell R. Wells
Director                                   Director


/s/ Floyd Hall                             /s/ Clark W. Jernigan
--------------------------------           ----------------------------------
Floyd Hall                                 Clark W. Jernigan
Director                                   Director